PIMCO Equity Series VIT

Supplement dated July 20, 2018 to the Administrative Class Prospectus, Institutional Class Prospectus and Advisor Class Prospectus, each dated April 30, 2018, each as supplemented from time to time (the “Prospectuses”)

Disclosure Regarding the PIMCO StocksPLUS® Global Portfolio (the “Portfolio”)

Effective immediately, the Portfolio is jointly managed by Mohsen Fahmi, Jing Yang and Bryan Tsu. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in the Portfolio’s Portfolio Summary in the Prospectuses is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Portfolio. The Portfolio’s portfolio is jointly managed by Mohsen Fahmi, Jing Yang and Bryan Tsu. Mr. Fahmi is a Managing Director of PIMCO, and each of Ms. Yang and Mr. Tsu is an Executive Vice President of PIMCO. Ms. Yang and Messrs. Fahmi and Tsu have jointly managed the Portfolio since July 2018.

In addition, effective immediately, disclosure concerning the Portfolio’s portfolio managers in the table in the “Management of the Portfolios—Individual Portfolio Managers” section of the Prospectuses is deleted and replaced with the following:

Portfolio Manager	Since	Recent Professional Experience
Mohsen Fahmi	7/18

Managing Director, PIMCO. Mr. Fahmi joined PIMCO in 2014 and is a generalist portfolio manager focusing on global fixed income assets. Prior to joining PIMCO, Mr. Fahmi was with Moore Capital Management, most recently as a senior portfolio manager and previously as chief operating officer. Mr. Fahmi has also previously served as co-head of bond and currency proprietary trading at Tokai Bank Europe, head of leveraged investment at Salomon Brothers and executive director of proprietary trading at Goldman Sachs. Prior to this, he was a proprietary trader for J.P. Morgan in both New York and London, and he also spent seven years as an investment officer at the World Bank in Washington, DC. He has investment experience since 1984 and holds an MBA from Stanford University.

Bryan Tsu	7/18

Executive Vice President, PIMCO. He is a portfolio manager in the New York office, focusing on commercial mortgage-backed securities and collateralized loan obligations. Prior to joining PIMCO in 2008, he worked at Bear Stearns in New York, syndicating collateralized loan and collateralized debt obligations and other asset-backed transactions. He has 12 years of investment experience and holds a bachelor’s degree in economics and operations research from Columbia University.

Jing Yang	7/18

Executive Vice President, PIMCO. She is a portfolio manager and a mortgage specialist in the structured credit group in the Newport Beach office. Prior to joining PIMCO in 2006, she worked in home equity loan structuring at Morgan Stanley in New York. She has investment experience since 2006 and hold a Ph.D in Bioinformatics and a master’s degree in statistics from the University of Chicago.

Investors Should Retain This Supplement for Future Reference

PESVIT_SUPP1_072018

PIMCO Equity Series VIT

Supplement dated July 20, 2018 to the Statement of Additional Information dated April 30, 2018, as supplemented from time to time (the “SAI”)

Disclosure Regarding the PIMCO StocksPLUS® Global Portfolio (the “Portfolio”)

Effective immediately, the Portfolio is jointly managed by Mohsen Fahmi, Jing Yang and Bryan Tsu.

Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI.

In addition, effective immediately, the following sentence is added to the end of the paragraph immediately preceding the above table:

Effective July 20, 2018, the Portfolio is jointly managed by Mohsen Fahmi, Jing Yang and Bryan Tsu.

In addition, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI.

Investors Should Retain this Supplement for Future Reference

PESVIT_SUPP2_072018